EXHIBIT 10.5

AMENDMENT NO. 1 TO WARRANTS

This Amendment No. 1 to Common Stock Purchase Warrant (this “Amendment”) dated this 12th day of July, 2023, by and among ShiftPixy, Inc., a Wyoming corporation (the “Company”) and Armistice Capital Master Fund Ltd. (the “Holder”).

WHEREAS, the Holder is the holder of (i) outstanding warrants to purchase up to 5,000 shares of common stock of the Company, with an issue date of October 14, 2020 (the “October 2020 Warrants”), (ii) outstanding warrants to purchase up to 348,408 shares of common stock of the Company, with an Issue Date of July 19, 2022 (the “July 2022 Warrants”), and (iii) outstanding warrants to purchase up to 833,334 shares of common stock, with an Issue Date of September 23, 2022 (the “September 2022 Warrants”).

WHEREAS, the Company and the Holder desire to amend the October 2020 Warrants and July 2022 Warrants as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1. Effective upon the closing of the public offering (the “Public Offering”) pursuant to the Company’s registration statement on Form S-1 (File No. 333-272133), as amended, the Exercise Price of the October 2020 Warrants and July 2022 is hereby amended to be $1.50 per share, subject to further adjustment as set forth in the October 2020 Warrants and July 2022 Warrants.

2. The Company and the Holder acknowledge that, in accordance with the terms of the September 2022 Warrants, effective upon the closing of the Public Offering, the Exercise Price of the September 2022 Warrants will be amended to $1.50, subject to further adjustment as set forth in the September 2022 Warrants.

3. Except as modified herein, the terms of the October 2020 Warrants and July 2022 Warrants shall remain in full force and effect.

4. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHIFTPIXY, INC.

By: /s/ Scott W. Absher

Name: Scott W. Absher

Title: CEO

ARMISTICE CAPITAL MASTER FUND LTD.

By: /s/ Steven Boyd

Name: Steven Boyd

Title: CIO of Armistice Capital, LLC, the Investment Manager

2